                                                                   EXHIBIT 99(C)

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN DELIVERED TO SUCH EFFECT.

                             GENERAL AQUATICS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

                          Dated as of _________, 1996

          GENERAL AQUATICS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ANTHONY INDUSTRIES, INC., a Delaware corporation ("Anthony"), is entitled to purchase from the Company all or any part of an aggregate of ________ shares (the "Warrant Shares") of the Company's common stock ("Common Stock"), par value $.01 per share, at an exercise price per Warrant Share of $________ (the "Exercise Price"), at any time or from time to time following the occurrence of a Liquidity Event (as defined below) and on or before 5:00 p.m., Los Angeles time, on _______________, 2001 (the "Expiration Date"), subject to the following terms and conditions.

          Section 1.  Duration, Termination and Exercise of Warrants.
                      ----------------------------------------------

          (a) Exercisability.  This Warrant shall be exercisable by the holder
              --------------
hereof at any time or from time to time on or following the occurrence of a Liquidity Event and before the Expiration Date. At 5:00 p.m., Los Angeles time, on the Expiration Date, to the extent not exercised, this Warrant shall be and become void and of no value. "Liquidity Event" shall mean the occurrence of (i) any Mandatory Exercise Event (as defined below), (ii) any of the events set forth in paragraphs (iii), (v), (vi) and (vii) of Section 5(k), (iii) the declaration or payment of any dividend or distribution on the Common Stock in connection with, or of the proceeds from, the sale of any subsidiary or business segment of the Company or the sale of any significant portion of the Company's or any of its subsidiary's assets other than in the ordinary course of business, and (iv) any distribution of assets by the Company to the holders of its Common Stock by liquidating or partial liquidating dividend or by way of return of capital, or other than as a dividend payable out of the earnings or any surplus legally available for dividends or distributions under applicable law.

          (b) Method of Exercise.  Subject to Sections 7 and 8 hereof, upon (i)
              ------------------
surrender of this Warrant, with the Form of Election to Purchase attached as Annex B hereto (the "Form of Election to Purchase") duly filled in and signed, to the Company at its office at 10951 West Los Angeles Avenue, Moorpark, California 93021, Attention: President, or at such other address as the Company may specify in writing to the then-holder of this Warrant and (ii) payment of the Exercise Price, multiplied by the number of Warrants Shares for which this Warrant is being exercised, the holder shall be deemed the owner of the Warrant Shares for which this Warrant is being exercised and the Company shall promptly, but in any event within ten days of its receipt of the Form of Election to Purchase, together with this Warrant and receipt of payment of the Exercise Price, issue and cause to be delivered to or upon the written order of the holder of this Warrant, and in such name or names as such holder may designate, a certificate or certificates for the Warrant Shares issued upon such exercise of this Warrant; provided, however, that in connection
                                           --------  -------
with the occurrence of a Mandatory Exercise Event or any of the events specified in Section 5(k), if so requested by the holder of this Warrant, the Company shall cause this Warrant to be exercised and the Warrant Shares to be delivered simultaneously with the occurrence of such event and otherwise in a manner designed to permit the holder of this Warrant to fully participate as a holder of shares of Common Stock in the consideration to be received by the holders of the Common Stock in connection with such event. The election of the holder of this Warrant to exercise the Warrant in whole or in part may, in connection with the occurrence of a Mandatory Exercise Event or any of the events specified in
Section 5(k), be conditioned upon the occurrence of such Mandatory Exercise Event or such other event specified in Section 5(k).

          (c) Payment of Exercise Price.  In lieu of delivering all or any
              -------------------------
portion of the Exercise Price in cash, a holder may, at its option, submit Debt Securities (as such term is defined in that certain Asset Purchase Agreement, dated as of _______________________________ between the Company, Anthony and KDI Sylvan Pools, Inc., a wholly owned subsidiary of the Company (the "Purchase Agreement"), to the Company for cancellation, the principal amount of such Debt Securities to be cancelled on a dollar-for-dollar basis with all or any portion of the Exercise Price of the Warrant Shares being acquired. If any portion of the principal amount of such Debt Securities remains outstanding after such cancellation, the Company shall deliver to or upon such holder's order one or more Debt Securities in a principal amount equal in the aggregate to such remaining principal amount and each dated the later of the date of, or the date to which interest has been paid on, the Debt Securities so submitted for cancellation, and registered in such name or names as shall be specified by such holder.

          (d) Partial Exercise.  This Warrant may be exercised in whole or in
              ----------------
part. In the event of a partial exercise, the holder shall be entitled to receive a new Warrant, in substantially the form of this Warrant, covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised.

          (e) Mandatory Exercise.  This Warrant will be subject to
              ------------------
mandatory exercise as follows:

               (i) Concurrently with the occurrence of any of the Mandatory Exercise Events specified in clauses (ii)-(iv) of Section 1(g) below, the holder of this Warrant shall be required to exercise this Warrant in full; provided, however, that such mandatory exercise shall only be required if
     --------  -------
     as a result of such exercise, upon the occurrence of such Mandatory Exercise Event, such holder receives cash consideration in excess of the aggregate Exercise Price paid by such holder upon exercise of this Warrant.

               (ii) Concurrently with the occurrence of the Mandatory Exercise Event specified in clause (i) of Section 1(g) (an "IPO") and, from and after the occurrence of such a Mandatory Exercise Event, concurrently with any underwritten public offering of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") (a "Secondary Offering"), in which offering the holder of this Warrant is permitted to participate, the holder shall be required to exercise this Warrant for a number of Warrant Shares (up to a maximum of the number of Warrant Shares issuable hereunder) such that the number of Warrant Shares issuable upon such exercise is equal to the sum of (A) the number of shares of Common Stock the holder is being permitted to sell in such public offering (and, subject to the proviso below, the holder shall be required to sell such shares in such public offering), plus
     (B) a number of shares of Common Stock sufficient such that upon the consummation of such public offering and the sale of all shares being sold therein, the number of shares of Common Stock from any source owned by Anthony and its affiliates is equal to 19% of the then outstanding shares of Common Stock of the Company; provided, however, that (x) in the
                                            --------  -------
     case of an IPO, the holder shall only be required to sell shares of Common Stock in such IPO if the per share sales price of the Common Stock in such IPO exceeds the price to be paid for Warrant Shares upon exercise of this Warrant, provided that regardless of the per share sales price of the Common Stock, the holder shall be required to exercise this Warrant such that the aggregate Common Stock ownership of Anthony and its affiliates is increased to 19% of the then outstanding shares of Common Stock and (y) in the case of a Secondary Offering, if the per share sales price of the Common Stock in such Secondary Offering is less than the price to be paid for Warrant Shares upon exercise of this Warrant, the holder shall neither be required to sell shares of Common Stock in such Secondary Offering nor be required to exercise this Warrant to increase the Common Stock ownership of Anthony and its affiliates to 19% of the then outstanding shares of Common Stock.

               (iii) From and after the occurrence of the Mandatory Exercise Event specified in clause (i) of Section 1(g), not later than ten (10) days following any sale of shares of Common Stock by Anthony or any of its affiliates to any unaffiliated third party, the holder of this Warrant shall exercise this Warrant for a number of Warrant Shares sufficient such that upon the completion of such exercise, the number of shares of Common Stock from any source owned by Anthony and its affiliates is equal to 19% of the then outstanding shares of Common Stock of the Company.

               (iv) Notwithstanding the foregoing provisions of this Section 1(f), in no event shall Anthony or any affiliate or Anthony be required pursuant to this Section 1(f) to exercise this Warrant in whole or in part if as a result of such exercise, Anthony and its affiliates would own in the aggregate in excess of 19% of the then outstanding shares of Common Stock of the Company.

          (f)  Intentionally left blank.

          (g)  Mandatory Exercise Event.  "Mandatory Exercise Event" shall
               ------------------------
mean any of the following events:

               (i) the consummation of a firm commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act for the account of the Company at an aggregate offering price in excess of $10,000,000;

               (ii) a consolidation, merger, sale of all or substantially all of the assets of the Company, reorganization or restructuring pursuant to which the holders of outstanding shares of Common Stock are entitled to receive, on a per share basis, cash consideration in an amount greater than the Exercise Price;

               (iii) a dissolution or liquidation of the Company in which the holders of the outstanding shares of Common Stock are entitled to receive, on a per share basis, cash consideration in an amount greater than the Exercise Price; or

               (iv) any other similar event pursuant to which the holders of the outstanding shares of Common Stock are entitled to receive, on a per share basis, cash consideration in an amount greater than the Exercise Price.

          Section 2.  Payment of Taxes.  The Company shall pay all issuance and
                      ----------------
transfer taxes and charges that may be imposed on the Company or on this Warrant or the Warrant Shares in respect of the issuance or delivery of the Certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of this Warrant.

          Section 3.  Mutilated or Missing Warrant.  If this Warrant shall be
                      ----------------------------
mutilated, lost, stolen or destroyed, upon request by the holder the Company shall issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor and exercisable for the same number of Warrant Shares, but, in the case of loss, theft or destruction, only upon receipt of a bond of indemnity reasonably satisfactory to the Company. In case this Warrant is held by Anthony or any of its affiliates, Anthony's own unsecured agreement of indemnity shall be deemed satisfactory to the Company.

          Section 4.  Reservation and Issuance of Warrant Shares.
                      ------------------------------------------

          (a) The Company shall at all times have authorized, and reserve and keep available, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company shall take any further corporate action which may be necessary in order that the Company may validly and legally issue, at the Exercise Price, Warrant Shares that are fully-paid and nonassessable.

          (b) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, validly issued, fully-paid and nonassessable and (ii) free from all taxes or other governmental charges with respect to the issuance thereof (not including (y) income taxes payable by the holder of this Warrant in respect of gains upon exercise, and (z) transfer taxes, except as provided in Section 2 above) and from all liens, charges and security interests created by the Company.

          ((c) To the extent that any exercise of Warrants is subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and related regulations (the "HSR Act"), the Company shall promptly upon the request of the holder of this Warrant, cooperate with such holder in complying with the HSR Act, including providing copies of relevant information regarding the Company and, if required under the HSR Act, preparing and filing with the Federal Trade Commission and the Department of Justice a Notification and Report Form pursuant to the HSR Act.

          Section 5.  Adjustments.
                      -----------

          (a) Adjustments of Number of Warrant Shares and Exercise Price.  The
              ----------------------------------------------------------
number of Warrant Shares issuable upon the exercise of this Warrant and the Exercise Price for such Warrant Shares shall be subject to adjustment from time to time as hereinafter provided. The number of Warrant Shares resulting from such adjustment is sometimes hereinafter referred to as the "Adjusted Warrant Share Amount".

          (b) Dividends.  In case the Company shall, at any time prior to the
              ---------
complete exercise of this Warrant, declare or pay to the holders of Common Stock, a dividend payable in any kind of shares of stock or other securities of the Company (other than Common Stock), or in property (other than cash), the holder of this Warrant upon thereafter exercising the same as herein provided shall be entitled to receive for the Exercise Price, in addition to the then applicable Adjusted Warrant Share Amount, such additional share or shares of stock or scrip representing fractions of a share or other securities or property as such holder would have received in the form of such dividend if he had been the holder of record of that number of shares of Common Stock reflected by the then applicable Adjusted Warrant Share Amount on the record date for the determination of common stockholders entitled to receive such dividend.

          (c) Recapitalization or Combination of Common Stock.  In case the
              -----------------------------------------------
Company shall, at any time prior to the exercise in full of this Warrant, effect a recapitalization of such character that the shares of Common Stock covered hereby shall be changed into or become exchangeable for a larger or smaller number of shares (including any stock dividend, stock split or other issuance of Common Stock without consideration), then thereafter, the number of shares of Common Stock of the Company which the holder hereof shall be entitled to purchase hereunder, shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock of the Company, by reason of such recapitalization, and the Exercise Price hereunder of such recapitalized Common Stock shall in the case of an increase in the number of shares be proportionately reduced, and in the case of a decrease in the number of shares be proportionately increased.

          (d) Consolidation or Merger of Company.  In case the Company shall, at
              ----------------------------------
any time prior to the exercise in full of this Warrant, consolidate or merge with, or transfer its property as an entirety to, or substantially as an entirety to, any affiliated person, the holder of this Warrant upon thereafter exercising the same as herein provided shall be entitled to receive, for the Exercise Price, that number of shares of stock or other securities or property of such other person resulting from such consolidation or merger or transfer to which each share of Common Stock issuable upon exercise of this Warrant would have been entitled, upon such consolidation or merger or transfer, had such holder exercised his right to purchase and had said shares of Common Stock been issued and outstanding, and had such holder been the holder of record of such shares of Common Stock at the time of such consolidation or merger or transfer.

          (e)  [Intentionally left blank.]

          (f) Termination Upon Certain Events.  In case of the dissolution,
              -------------------------------
liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of such dissolution, liquidation or winding-up. In the case of the consolidation or merger of the Company with, or the transfer of its property in its entirety to, or substantially in its entirety to, any unaffiliated third party, this Warrant shall terminate upon such merger, consolidation or transfer, except to the extent required to be exercised in connection with such consolidation, merger or transfer of payment pursuant to Section 1(e).

          (g) Notice of Adjustment.  Upon any adjustment of the Exercise Price
              --------------------
and/or any increase or decrease in the Adjusted Warrant Share Amount, then, and in each case, the Company, within 30 days thereafter, shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of the holder as shown on the books of the Company which notice shall state the adjusted Exercise Price and/or the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (h) Notices of Record Dates.  Not less than twenty (20) days prior to
              -----------------------
such event, the Company shall notify the holder that (a) a record will be taken for the purpose of determining the holders of the shares of Common Stock (or other securities at the time deliverable on exercise of this Warrant) entitled to dividends (other than cash dividends) or distributions, or (b) a record will be taken for the purpose of determining the holders of the shares of Common Stock (or other securities at the time deliverable on exercise of this Warrant) entitled to notice of and to vote at the meeting of shareholders of which any recapitalization, consolidation, merger, dissolution, liquidation, winding up or sale shall be considered and acted upon, as the case may be.

          (i) Adjustment With Respect to Subordinated Note.  In case, while this
              --------------------------------------------
Warrant remains in force, there shall be a reduction in the principal amount of the Subordinated Note dated as of ________________________, 1995 and made by the Company in favor of Anthony in the original principal amount of $_______ (the "Subordinated Note") as a result of claims for indemnification asserted by the Company against Anthony pursuant to the Purchase Agreement or pursuant to
Section 10.10 of the Purchase Agreement, the number of Warrant Shares issuable upon exercise of this Warrant shall be decreased in direct proportion to the decrease in the principal amount of the Subordinated Note and the Exercise Price per Warrant Share shall remain unchanged.

          (j)  Intentionally left blank.

          (k)  Other Notices.  In case at any time:
               -------------

               (i) the Company shall declare or pay any cash dividend on the Common Stock;

               (ii) the Company shall declare or pay any dividend payable in stock upon the Common Stock or make any distribution to the holders of the Common Stock;

               (iii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iv) the Company shall authorize the distribution to all holders of the Common Stock of evidences of its indebtedness or assets;

               (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another person (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Common Stock of the Company), or sale of all or substantially all of the Company's assets to, another person;

               (vi) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors or winding up of the Company;

               (vii) the Company shall register any shares of Common Stock pursuant to an effective Registration Statement under the Securities Act for the account of the Company or any other person; or

               (viii) the Company proposes to take any other action or an event occurs which would require an adjustment pursuant to paragraph (l) of this
     Section 5;

then, in any one or more of such cases, the Company shall give written notice, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, of (A) the date on which the books of the Company shall close or a record shall be taken for any such dividend, distribution or subscription rights, as the case may be, or (B) the date (or, if not then known, a reasonable approximation thereof by the Company) on which any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in any such dividend, distribution or subscription rights, as the case may be, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required. Such written notice shall be given (1) at least 15 days prior to any event specified in any of clauses (i), (ii), (iii), (iv), (v), (vii) or (viii) of this Section 5(k) and at least five days prior to the date on which the books of the Company shall close or a record shall be taken for such event, and (2) with respect to events specified in clause (vi) of this Section 5(k), (x) at least (15) days prior to a voluntary dissolution or liquidation of the Company or a voluntary bankruptcy, assignment for the benefit of creditors or winding up of the Company, or (z) promptly after an involuntary bankruptcy, assignment for the benefit of creditors or winding up of the Company. The failure to give such written notice required by this Section 5(k) or any defect therein shall not affect any vote upon, or the taking of, any such action.

          (l) Certain Events.  If any event occurs as to which in the
              --------------
reasonable, good faith opinion of the Company, the other provisions of this
Section 5 are not strictly applicable but the lack of any adjustment would not in the opinion of the Company fairly protect the purchase rights of the holder of this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant in accordance with the basic intent and principles of such provisions, then the Company shall, on a basis consistent with the basic intent and principles established in the other provisions of this
Section 5, effect such adjustment as it reasonably and in good faith deems necessary to preserve, without dilution, the exercise rights of the holder of this Warrant.

          (m) Prohibition of Certain Action.  The Company shall not, by
              -----------------------------
amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 5. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant to an amount that is greater than the Exercise Price then in effect, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully-paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (c) shall not take any action which results in any adjustment of the Adjusted Warrant Share Amount if such Adjusted Warrant Share Amount issuable after the action would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          Section 6.  No Stock Rights.  No holder of this Warrant, as such,
                      ---------------
shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the exercise of this Warrant in accordance with its terms.

          Section 7.  Fractional Warrant Shares.  In issuing Warrant Shares, the
                      -------------------------
Company shall round fractional interests to the nearest whole  Warrant Share.

          Section 8.  Absence of Registration.  Neither this Warrant nor the
                      -----------------------
Warrant Shares have been registered under the Securities Act. The holder of this Warrant, by acceptance hereof, represents that such holder is acquiring this Warrant for such holder's own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant or any Warrant Shares except in compliance with applicable Federal and state securities laws.

          Section 9.  General Provisions.
                      ------------------

          (a) Notices.  All notices, requests, demands and other communications
              -------
relating to this Warrant shall be in writing, including by telecopier, telex, telegram or cable, addressed, if to the registered owner hereof, to it at the address furnished by the registered owner to the Company, and if to the Company, at its office at 10951 West Los Angeles Avenue, Moorpark, California 93021,
Attention: Chief Executive Officer, or to such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of notice by telex, telecopier, telegram or cable, on the same day as sent.

          (b) Binding Effect.  This Warrant shall be binding upon and inure to
              --------------
the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

          (c) Survival of Rights and Duties.  This Warrant shall terminate and
              -----------------------------
be of no further force and effect on the earlier of 5:00 p.m., Los Angeles time, on the Expiration Date or the date on which all of the Warrants have been exercised, except that the provisions of Sections 2, 4(b) and 8 of this Warrant shall continue in full force and effect after such termination date.

          (d) Governing Law.  This Warrant shall be construed in accordance with
              -------------
and governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

          (e) Modification and Waiver.  This Warrant and any term hereof may be
              -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized as of the date hereof.

                               GENERAL AQUATICS, INC.

                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                                    ANNEX A
                                    -------


                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers to the assignee set forth below all of right, title and interest of the undersigned in and to the foregoing Warrant.


                          Social Security or
Name of Assignee       Other Identifying Number      Address
----------------       ------------------------      -------







Dated:
      ---------------------------            -----------------------------------
                                             (Signature)
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant)

                                    ANNEX B
                                    -------


                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise All or Any Portion of the foregoing Warrant)

To General Aquatics, Inc.:

          The undersigned hereby elects to exercise the foregoing Warrant for, and to purchase thereunder, Warrant Shares (as defined in such Warrant) issuable upon exercise of such Warrant and payment by the Holder of the Exercise Price. In connection with the occurrence of a Mandatory Exercise Event (as defined in the Warrant) or any of the events specified in Section 5(k) of the Warrant, and by the delivery to the Company of a request from the undersigned concurrently with the delivery of this Form of Election to Purchase, the undersigned may elect to condition the exercise of the Warrant upon the occurrence of such Mandatory Exercise Event or such other event specified in Section 5(k).

          The Holder hereby elects to pay the Exercise Price as follows:

          A. the delivery of $_________ in cash or by certified bank check and any applicable taxes, subject to Section 2 of the Warrant, payable by the undersigned pursuant to the Warrant; and

          B. the delivery of $______________ principal amount of Debt Securities, $____________ of such principal amount to be cancelled in payment of the Exercise Price.

          The undersigned requests that certificates for such shares be issued in the name of the following:

PLEASE PRINT NAME AND ADDRESS         PLEASE INSERT SOCIAL SECURITY OR TAX
                                      IDENTIFICATION NUMBER

---------------------------------     -----------------------------------------

---------------------------------

---------------------------------

-------------------------------------------------------------------------------

          If such number of Warrant Shares shall not constitute all the Warrant Shares issuable upon exercise of the foregoing Warrant, the undersigned requests that a new Warrant for the Warrant Shares not so exercised be issued in the name of and delivered to the following:

PLEASE PRINT NAME AND ADDRESS         PLEASE INSERT SOCIAL SECURITY OR TAX
                                      IDENTIFICATION NUMBER

---------------------------------     -----------------------------------------

---------------------------------

---------------------------------

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Warrant.




Dated:
      ---------------------------     ------------------------------------------
                                      (Signature)

                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                      B-2